Exhibit 99.1 THE FINANCIAL ADVANTAGE Long-Term Outlook February 2019Exhibit 99.1 THE FINANCIAL ADVANTAGE Long-Term Outlook February 2019

DISCLAIMER This presentation (the “Presentation”) is provided for information purposes only. Forward Looking Statements. Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “should,“ “will,” “forecast,” “plan,” project,” “assume” or similar words of futurity identify such forward-looking statements. These forward- looking statements are based on management’s current beliefs, assumption and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections of the Company’s revenue, earnings and other financial and operational measures, Company debt levels, ability to repay outstanding indebtedness, payment of dividends, and future operations, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. Several factors could cause actual results, performance or achievements of the Company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; the outcome of litigation; quality of services provided by franchisees; the effect of competition, including from hotel alternatives; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the Company’s Quarterly Report on Form 10-Q for the year ended September, 30, 2018 filed with the Securities and Exchange Commission on November 5, 2018 and the Annual Report for the year ended December 31, 2017 filed with the Securities Exchange on April 2, 2018. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between past, present and future operating results and as a means to evaluate the results of core, ongoing operations. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). EBITDA and Adjusted EBITDA are commonly used measures in our industry, and we believe they are a complement to reported operating results. EBITDA and Adjusted EBITDA are not intended to represent net income (loss) defined by generally accepted accounting principles in the United States (GAAP). In addition, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than we do or may not calculate them at all, limiting the usefulness of EBITDA and Adjusted EBITDA as comparative measures. While management believes that the non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results. Information as of December 31, 2018 unless otherwise noted. 2DISCLAIMER This presentation (the “Presentation”) is provided for information purposes only. Forward Looking Statements. Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “should,“ “will,” “forecast,” “plan,” project,” “assume” or similar words of futurity identify such forward-looking statements. These forward- looking statements are based on management’s current beliefs, assumption and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections of the Company’s revenue, earnings and other financial and operational measures, Company debt levels, ability to repay outstanding indebtedness, payment of dividends, and future operations, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. Several factors could cause actual results, performance or achievements of the Company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; the outcome of litigation; quality of services provided by franchisees; the effect of competition, including from hotel alternatives; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the Company’s Quarterly Report on Form 10-Q for the year ended September, 30, 2018 filed with the Securities and Exchange Commission on November 5, 2018 and the Annual Report for the year ended December 31, 2017 filed with the Securities Exchange on April 2, 2018. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between past, present and future operating results and as a means to evaluate the results of core, ongoing operations. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). EBITDA and Adjusted EBITDA are commonly used measures in our industry, and we believe they are a complement to reported operating results. EBITDA and Adjusted EBITDA are not intended to represent net income (loss) defined by generally accepted accounting principles in the United States (GAAP). In addition, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than we do or may not calculate them at all, limiting the usefulness of EBITDA and Adjusted EBITDA as comparative measures. While management believes that the non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results. Information as of December 31, 2018 unless otherwise noted. 2

RLH Corporation Who we are and where we are going…RLH Corporation Who we are and where we are going…

GROWING AND POWERFUL BRAND OWNER th 1 10 Largest U.S. Based Hotel Franchisor Presence in 47 U.S. States & 3 Countries 200+ Corporate Employees > 80% 5-Year CAGR in Franchise Unit Growth through 2018 Diverse Brand Portfolio 4 1 – Source: 325 Hotels July/August 2018 Publication GROWING AND POWERFUL BRAND OWNER th 1 10 Largest U.S. Based Hotel Franchisor Presence in 47 U.S. States & 3 Countries 200+ Corporate Employees > 80% 5-Year CAGR in Franchise Unit Growth through 2018 Diverse Brand Portfolio 4 1 – Source: 325 Hotels July/August 2018 Publication

MIDSCALE AND UPSCALE FOCUS

RLH CORPORATION

"RLH Corp. is committed to propelling our mid and upscale business." – Paul Sacco, Chief Development Officer

Benefits of Mid & Upscale Focus:

Longer Term Contracts – Mid and upscale contracts generally have longer contract terms (all ten recent Inner Circle franchise agreements have 20-year terms)

Higher NPV – Mid and upscale contracts generally provide higher return on investment.

Focused on creating value through…

Easy Conversions – Easy conversions versus new builds

Low Capital – Low cost common sense property improvement plans

RevPAK and Other Technology – Designed to improve returns on invested capital for hotel owners and enhances the RLH Corp. position in executing the right acquisitions

RL HOTEL RL BY RED LION

RED LION HOTELS EST 1959

RED LION INN & SUITES EST 1959

Signature







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INVESTMENT HIGHLIGHTS

RLH CORPORATION

Asset Light Franchise Model

- ✓ High ROIC, asset-light franchise model with national and international scale consisting of nearly 1,300+ hotels and 85,000+ rooms
- ✓ Executed a series of important transactions including Vantage, Inner Circle, and Knights Inn over the last three years
- ✓ Increased brand recognition and business development personnel designed to deliver acceleration of new franchise agreements

Strong Organic Growth*

- ✓ Executed 167 license agreements through December 2018
- ✓ Added a Chief Development Officer to focus on growing the franchise operations for the upscale brands

State of the Art Guest Management Platform

- ✓ Developed & deployed proprietary digital guest and revenue management platform (RevPak) consisting of ~15 software service providers to deliver best-in-class functionality
- ✓ Integrated platform provides solutions for administrative functions, reservations, digital marketing, revenue mgt and guest services, as well as business intelligence & performance measurement
- ✓ Enhances ability to optimize operational performance
- ✓ Provides RLH ecosystem with up to 300 booking channels

* As of December 31, 2018

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INVESTMENT HIGHLIGHTS

RLH CORPORATION

Innovative Rewards Program

- ✓ Revolutionized rewards program to recognize retail consumer
- ✓ Instant gratification as well as rewards for multiple stays
- ✓ Preferential pricing and premium perks with national, regional and local retailers and service providers
- ✓ Low cost rewards program for hotel owners

Seasoned Leadership Team

- ✓ Over 150 years of collective lodging experience
- ✓ Proven ability to implement and execute transformational business plan
- ✓ Deep expertise in lodging, franchise development, digital marketing and brand positioning and the execution of asset-light business model

Balanced Sheet Poised for Growth

- ✓ Transition out of hotel ownership enables us to generate the capital base and cash for additional acquisitions
- ✓ Modest corporate level debt

* As of December 31, 2018

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Strong Growth ModelStrong Growth Model

COMPELLING GROWTH MODEL GROWTH IN: Franchise Net Organic USB RevPAR M&A Rate/Margin Royalty Growth Growth Growth Shareholder Return 9COMPELLING GROWTH MODEL GROWTH IN: Franchise Net Organic USB RevPAR M&A Rate/Margin Royalty Growth Growth Growth Shareholder Return 9

Net Organic RoyaltyNet Organic Royalty

ORGANIC BRAND GROWTH – NET PROPERTY COUNT USB & SSB Net Property Count Total SSB Total USB High-Profit USB Brand Contracts Target Net Long-Term Growth Projections 2,000 20% to 25% 1,500 SSB Brand Contracts Target Net Long-Term Growth Projections <1% to 5% 1,000 500 - 2018 2019 2020 2021 2022 2023 11ORGANIC BRAND GROWTH – NET PROPERTY COUNT USB & SSB Net Property Count Total SSB Total USB High-Profit USB Brand Contracts Target Net Long-Term Growth Projections 2,000 20% to 25% 1,500 SSB Brand Contracts Target Net Long-Term Growth Projections <1% to 5% 1,000 500 - 2018 2019 2020 2021 2022 2023 11

RLH –FRANCHISE SELLING ADVANTAGE

Unique franchise fee structure allows potential owners more leeway to achieve greater operating income with a high RevPAR elasticity*.



Lower Ongoing Fees (as % of GRR)*
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Cost % (of total GRR)
Margin Zone
8.8%
10.6%
Margin Zone
3.6%
10.6%
Avg. RLH USB
Competitor Avg.
Avg. RLH SSB
Competitor Avg.



30%
Avg. USB RevPAR Elasticity*
52%
Avg. SSB RevPAR Elasticity*
RevPAR Index
100%
75%
50%
25%
0%
% OF REVPAR INDEX
100%
84%
54%
Elasticity Zone
Average USB
RevPAR Index
100%
75%
50%
25%
0%
% OF REVPAR INDEX
100%
87%
35%
Elasticity Zone
Average SSB

***Based on USA hotel segment competitors' industry average with 2018 FDD published performance, Hotel RL achieved both higher RevPAR and lower cost.**

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LOWER FRANCHISE FEES YIELDS A COMPETITIVE ADVANTAGE FOR FRANCHISE SALES

RLH CORPORATION

The margin between our stated fees and those of our competition allows for a competitive advantage in signing new contracts and an opportunity to increase fees in the future.

	RLH Corporation Franchise Fee[1]	Competitive Fee Range[1]
Hotel RL	7.1%	9.1% to 10.5%
Red Lion Hotel/Red Lion Inn & Suites	9.7%	9.7% to 12.8%
Signature	4.0%	9.1% to 12.4%
GuestHouse	4.0%	11% to 11.7%
Knights Inn	3.4%	9.6% to 10.2%
Americas Best Value Inn	3.4%	9.7% to 10.9%

1 - Based on rate and data in the 2018 FDD filings and applicable STR data.

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2018 PROVED A HIGH RETURN ON ORGANIC INVESTED CAPITAL $27.6M 1 NPV Organic Growth $6.2M 12,000+ 2 2 $5M Capital $1.2M Capital Capital Keys 2,500+ Keys Added 9,500+ Keys Added 2 Investment $12.4M NPV $15.2M NPV 1 – Assumes a discount rate of 9%; Avg. Contract Life 9.7 years USB and 3.2 years SSB. 14 2 – Does not include RLHC reimbursable financing of property improvements and capital expenditures. 2018 PROVED A HIGH RETURN ON ORGANIC INVESTED CAPITAL $27.6M 1 NPV Organic Growth $6.2M 12,000+ 2 2 $5M Capital $1.2M Capital Capital Keys 2,500+ Keys Added 9,500+ Keys Added 2 Investment $12.4M NPV $15.2M NPV 1 – Assumes a discount rate of 9%; Avg. Contract Life 9.7 years USB and 3.2 years SSB. 14 2 – Does not include RLHC reimbursable financing of property improvements and capital expenditures.

Franchise Rate/Margin GrowthFranchise Rate/Margin Growth

EMBEDDED CONTRACTUAL RAMP WILL DRIVE MARGIN GROWTH

RLH CORPORATION

RLH is able to create rate growth in the future through our franchise agreements with our owners. Most of our midscale (% of Gross Room Revenue structure) deals have negotiated ramps in royalty % YoY. RLH gains margin advantage as revenue increases and internal costs remain the same.

Midscale Owner Signs Franchise Agreement with RLH

Example Midscale Negotiated Cost

- Example 2.5% Royalty for the first 12 Months
- Ramp every year thereafter until owner is paying the FDD stated amount

Sample Midscale Royalty Ramp Schedule



% ROYALTY FEE
1
2
3
4
5

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External Growth OpportunitiesExternal Growth Opportunities

PROVEN ACQUISITION STRATEGY Focused Acquisition Access to M&A Positive Historical Size is an Advantage Strategy Expertise Acquisition Record • Allows us to focus on • Under-valued Brand • Current Executive team • Completed four smaller, more- Assets ability to assess strong acquisitions in four reasonably priced future opportunities years; significantly • Small Regional franchise acquisitions expanded the Franchise Systems • Partnership with that are not attractive geographic scale and lending firms • Estate Planning Deals to larger companies. the overall scale of the • Acquisition Targets company where immediate gains • Accomplished with can be leveraged by existing financial, placing them on our operational and technology platforms. integration capabilities at values that range from 3.5X to 7.0X EBITDA. Significantly lower than industry average. 18PROVEN ACQUISITION STRATEGY Focused Acquisition Access to M&A Positive Historical Size is an Advantage Strategy Expertise Acquisition Record • Allows us to focus on • Under-valued Brand • Current Executive team • Completed four smaller, more- Assets ability to assess strong acquisitions in four reasonably priced future opportunities years; significantly • Small Regional franchise acquisitions expanded the Franchise Systems • Partnership with that are not attractive geographic scale and lending firms • Estate Planning Deals to larger companies. the overall scale of the • Acquisition Targets company where immediate gains • Accomplished with can be leveraged by existing financial, placing them on our operational and technology platforms. integration capabilities at values that range from 3.5X to 7.0X EBITDA. Significantly lower than industry average. 18

HIGH RETURN ON INITIAL INVESTMENT Knights Inn Acquisition High Return on Invested Capital $5M Annual EBITDA *18.5% Yield on Investment 21,750 $27M Keys Capital Investment 19HIGH RETURN ON INITIAL INVESTMENT Knights Inn Acquisition High Return on Invested Capital $5M Annual EBITDA *18.5% Yield on Investment 21,750 $27M Keys Capital Investment 19

PRICING DISCIPLINE DRIVES ACQUISITION FRAMEWORK Historical and Future Acquisition Outlook EBITDA ($ in Millions) Additional Hotel Count Target Accretive $30 1200 8-12X Multiples Midscale to Upscale Segment 3-5 Year $25 1000 Consolidated Acquisition Goal: $20 800 • Focus on Midscale to $15 600 Upscale 4X Multiple • Target Accretive 5X Multiple 8-12X Multiples $10 400 8-12X Target • Multiple Brand Multiple Consolidation $5 200 • Avg. 20-150 Properties $- 0 Vantage Hospitality Knights Inn Preferred Future Consolidated Future 20 Acquisition Acquisitions $ in MillionsPRICING DISCIPLINE DRIVES ACQUISITION FRAMEWORK Historical and Future Acquisition Outlook EBITDA ($ in Millions) Additional Hotel Count Target Accretive $30 1200 8-12X Multiples Midscale to Upscale Segment 3-5 Year $25 1000 Consolidated Acquisition Goal: $20 800 • Focus on Midscale to $15 600 Upscale 4X Multiple • Target Accretive 5X Multiple 8-12X Multiples $10 400 8-12X Target • Multiple Brand Multiple Consolidation $5 200 • Avg. 20-150 Properties $- 0 Vantage Hospitality Knights Inn Preferred Future Consolidated Future 20 Acquisition Acquisitions $ in Millions

Growth Model Expected OutputsGrowth Model Expected Outputs

ILLUSTRATIVE GROWTH MODEL Franchise Net Organic Royalty USB RevPAR M&A Rate/Margin Revenue 1% to 3% 8X – 12X EBITDA GROWTH IN: Revenue 10% to 15% Revenue Growth Valuation (10 – 20 bps) 100 bps = $10M Investment = 10 bps = 100 points = Annual Range $0.2M to $0.3M $0.8M to $1.2M $0.1M to $0.2M $0.05M to $0.15M Corporate & Other 5% - 15% CAGR Adj. EBITDA 20% - 25% CAGR Debt to EBITDA 3.0 - 4.0/1.0 Ratio 22ILLUSTRATIVE GROWTH MODEL Franchise Net Organic Royalty USB RevPAR M&A Rate/Margin Revenue 1% to 3% 8X – 12X EBITDA GROWTH IN: Revenue 10% to 15% Revenue Growth Valuation (10 – 20 bps) 100 bps = $10M Investment = 10 bps = 100 points = Annual Range $0.2M to $0.3M $0.8M to $1.2M $0.1M to $0.2M $0.05M to $0.15M Corporate & Other 5% - 15% CAGR Adj. EBITDA 20% - 25% CAGR Debt to EBITDA 3.0 - 4.0/1.0 Ratio 22

ORGANIC BRAND GROWTH – NET ROYALTY REVENUE

Heavy focus on developing the USB franchise business. USB franchise contracts typically produce higher profit margins and longer terms. This increases our franchise royalty revenue rapidly, while keeping costs down.


CURRENT ROYALTY MIX
USB 33%
SSB 67%
TARGET ROYALTY MIX
SSB 46%
USB
54%

Midscale RevPAR has been growing at 2.5% - 3.4% YoY for the last two years and is predicted to grow another 2.5% in 2019. RLHC will benefit from this predicted growth through its heavy focus on USB franchise contracts.[1]

In 2019, RLHC expects 160-200 executed franchise agreements. Of those, we expect around 20% to 25% to be USB contracts and 75% to 80% to be SSB contracts.

1 – Source: Smith Travel Reporting

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FOCUS ON MAXIMIZING INVESTOR RETURN

Unique franchise fee structure provides less revenue volatility given current mix of numerous flat fee agreements.

10-15%

3 – 5 Year Franchised Net Organic Royalty Growth Estimate

Estimated 3-5 Year Organic Franchise Divisional Profit


2018

Organic & Non-Organic Franchise Royalty Fee Estimated 3-5 Year Growth


Flat Based
% Based
2018

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2018 BRAND GROWTH

RLH CORPORATION

USB Branded Hotels

	Hotel RL[1]	Red Lion Hotel	Red Lion Inn & Suites	Signature	Settle Inn	Other	Total
Beginning Property Count	**7**	**38**	**36**	**0**	**3**	**18**	**102**
Opened	*3*	*14*	*12*	*1*	*0*	*0*	**30**
Change in Brand	*0*	*0*	*(1)*	*1*	*(1)*	*(1)*	**(2)**
Terminated	*(2)*	*(6)*	*(4)*	*0*	*(2)*	*(4)*	**(18)**
Ending Property Count	**8**	**46**	**43**	**2**	**0**	**13**	**112**
Development Executions	**5**	**19**	**12**	**1**	**0**	**0**	**37**

1 - There are 7 Hotel RL's executed and scheduled to open in the future.

SSB Branded Hotels

	Americas and Canadas Best Value Inn	Knights Inn	Country Hearth	GuestHouse	Signature Inn	Other	Total
Beginning	**850**	**0**	**41**	**29**	**3**	**55**	**978**
Opened	*23*	*366*	*3*	*1*	*1*	*1*	**395**
Change in Brand	*(1)*	*0*	*17*	*2*	*0*	*(16)*	**2**
Terminated	*(95)*	*(34)*	*(8)*	*(5)*	*(1)*	*(17)*	**(160)**
Ending	**777**	**332**	**53**	**27**	**3**	**23**	**1,215**
Development Executions	**88**	**12**	**25**	**4**	**0**	**1**	**130**

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AppendixAppendix

Based on rate and data in the 2018 FDD filings and applicable STR data.. Based on rate and data in the 2018 FDD filings and applicable STR data..

Based on rate and data in the 2018 FDD filings and applicable STR data.. Based on rate and data in the 2018 FDD filings and applicable STR data..

Based on rate and data in the 2018 FDD filings and applicable STR data.. Based on rate and data in the 2018 FDD filings and applicable STR data..

Based on rate and data in the 2018 FDD filings and applicable STR data.. Based on rate and data in the 2018 FDD filings and applicable STR data..

Based on rate and data in the 2018 FDD filings and applicable STR data.. Based on rate and data in the 2018 FDD filings and applicable STR data..

Based on rate and data in the 2018 FDD filings and applicable STR data.. Based on rate and data in the 2018 FDD filings and applicable STR data..

Based on rate and data in the 2018 FDD filings and applicable STR data.. Based on rate and data in the 2018 FDD filings and applicable STR data..

REMAINING HOTEL ASSETS

RLH CORPORATION







Hotel Name	Brand	Remaining Debt	Relationship	Management
Salt Lake City	Hotel RL	$0	Owned (Joint Venture)	Interstate Hotels & Resorts
Olympia	Hotel RL	$0	Owned (Joint Venture)	Interstate Hotels & Resorts
Atlanta	Red Lion Hotel	$9,255,000	Owned (Joint Venture)	RLH Corporation
Kalispell	Red Lion Hotel	$0	Leased	RLH Corporation
Anaheim	Red Lion Hotel	$0	Leased	RLH Corporation
Washington DC	Hotel RL	$15,830,000	Owned (Joint Venture)	HEI Hotels Inc.
SeaTac	Red Lion Hotel	$0	Leased	HEI Hotels Inc.
Baltimore	Hotel RL	$0	Owned	HEI Hotels Inc.

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For More Information, please contact: Evelyn Infurna (203) 682-8265 Evelyn.Infurna@icrinc.comFor More Information, please contact: Evelyn Infurna (203) 682-8265 Evelyn.Infurna@icrinc.com